SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: March 1, 2017

WONHE HIGH-TECH INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-54744	26-0775642
(State of other jurisdiction of	(Commission File No.)	(IRS Employer
incorporation or organization		Identification No.)

Room 1001, 10th Floor, Resource Hi-Tech Building South Tower No. 1 Songpingshan Road, North Central Avenue North High-Tech Zone Nanshan District, Shenzhen, Guangdong Province, P.R. China 518057
(Address of principal executive offices) (Zip Code)

852-2815-0191
(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On March 1, 2017 the Registrant's Australian subsidiary, Wonhe Multimedia Commerce Limited ("Wonhe Multimedia"), in which the Registrant holds a 53.3% equity interest, filed with the Australian Securities Exchange a Preliminary Financial Report for the year ended December 31, 2016, setting forth preliminary financial statements of Wonhe Multimedia during that period. A copy of the Report is being filed as an exhibit to this Current Report.

On the same day Wonhe Multimedia filed an announcement that its Board had declared an unfranked final dividend of AUD 0.5882 cents per share. A copy of the announcement is being filed as an exhibit to this Current Report.

Item 9.01 Financial Statements and Exhibits

Exhibits

99.1	Preliminary Financial Report filed by Wonhe Multimedia Commerce Limited for the year ended December 31, 2016.

99.2	ASX Announcement: "Wonhe Final Dividend Declared" dated March 1, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WONHE HIGH-TECH INTERNATIONAL, INC.

Dated: March 1, 2017	By:	/s/ Nanfang Tong
Nanfang Tong Chief Executive Officer